UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2020
National Storage Affiliates Trust
(Exact name of registrant as specified in its charter)

Maryland	001-37351	46-5053858
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
8400 East Prentice Avenue, 9th Floor
Greenwood Village, Colorado 80111
(Address of principal executive offices)
(720) 630-2600
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value per share	NSA	New York Stock Exchange
Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share	NSA Pr A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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ITEM 2.02.         Results of Operations and Financial Condition.
On August 6, 2020, National Storage Affiliates Trust (the "Company") issued an earnings release and supplemental schedules announcing its financial results for the quarter ended June 30, 2020. A copy of the earnings release and supplemental schedules are attached hereto as Exhibit 99.1 and is incorporated by reference herein. The Company will hold its second quarter 2020 earnings conference call on Friday, August 7, 2020 at 1:00 p.m. Eastern Time. You may join the conference call through an Internet webcast accessed through the Company's website at www.nationalstorageaffiliates.com. Alternatively, you may join the conference call by telephone by dialing 877-407-9711, or 412-902-1014 for international callers. If you wish to participate, please call approximately five minutes before the conference call is scheduled to begin.
If you are unable to join the live conference call, you may access the replay for one week through Friday, August 14, 2020, by dialing 877-660-6853, or 201-612-7415 for international callers, and using Conference ID 13692161, or you may access the webcast replay for 30 days through the Company's website at www.nationalstorageaffiliates.com. The full text of the earnings release and supplemental schedules are also available through the Company's website at http://ir.nationalstorageaffiliates.com/quarterly-reporting. The information contained on the Company's website is not incorporated by reference herein.

ITEM 9.01.         Financial Statements and Exhibits.
The following exhibits are furnished with this report:

Exhibit Number	Description
99.1	Second Quarter 2020 Earnings Release dated August 6, 2020
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL STORAGE AFFILIATES TRUST

By:	/s/ TAMARA D. FISCHER
Tamara D. Fischer
President and Chief Executive Officer

Date: August 6, 2020